Exhibit 10.2

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”), dated as of September __, 2009 (the “Closing Date”) by and between Pashminadepot.com, Inc., a Florida corporation (the “Company”), and each of those persons and entities, severally and not jointly, who are signatories hereto (which persons and entities are hereinafter collectively referred to as “Lenders” and each individually as a “Lender”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions of this Agreement, the Company has agreed to sell and issue to each Lender, and each Lender has agreed to purchase from the Company, promissory notes (collectively, the “Notes”) of the Company in the principal amount set forth opposite such Lender’s name on Schedule I hereto in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Deliveries.

(a) On the closing date, each Lender shall deliver to the Company payment in the amount set forth opposite such Lender’s name on Schedule I hereto by delivery of a certified check payable to the Company or by wire transfer to the account of the Company.

(b) On the closing date, the Company shall deliver to each Lender a Note in substantially the form attached hereto as Exhibit 1 in the principal amount set forth opposite such Lender’s name on Schedule I hereto.

2. Representations and Warranties of the Company.  The Company hereby represents and warrants to each Lender as follows:

(a) Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of Florida and is in good standing under such laws.

(b) No Conflict.  This Agreement does not: (i) conflict with any provision of the Company’s charter, or similar organizational documents or Bylaws; or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party; or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

(c) Authorization.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(d) No Integrated Offering.   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement.

(e) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Securities, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”).

(f) Issuance.  The Notes will be duly and validly issued when issued, sold and delivered at the closing in accordance with the terms of this Agreement.

(g) Communication of Offer.  The offer to sell the Securities was directly communicated to the Lender by the Company.  At no time was such Lender presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

3. Representations and Warranties of Lender.  Each Lender, with respect to itself only, represents and warrants to the Company as of the closing date that:

(a) All actions on the part of such Lender for the authorization, execution, delivery and performance by such Lender of this Agreement have been taken, and this Agreement constitutes a valid and binding obligation of such Lender, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(b) Such Lender is acquiring the Notes for investment for such Lender’s own account and not with a view to, or for resale in connection with, any distribution. Such Lender understands that the Notes to be acquired have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(c) Such Lender is an accredited investor, as defined in Rule 501 promulgated under the Act.

(d) Such Lender is experienced in evaluating and investing in securities of companies similarly situated to the Company, and acknowledges that such Lender is able to fend for itself, can bear the economic risk of an investment in the Notes, and has such knowledge and experience in financial or business matters that such Lender is capable of evaluating the merits and risks of the investment in the Notes.

(e) Such Lender believes it has received all the information such Lender considers necessary or appropriate for deciding whether to purchase the Notes. Such Lender has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

(f) Such Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Such Lender is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, unless such Lender is an affiliate of the Company, among other things, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market maker,” and the number of shares being sold during any three-month period not exceeding specified limitations.

(g)           Any resale of the Securities during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S and any such sale of the Securities in any jurisdiction outside of the United States shall be made in compliance with the securities laws of such jurisdiction.

(h)           The Lender understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of  the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the Lender to acquire the Securities.  In this regard, the undersigned represents, warrants and agrees that:

1.           The Lender is not an U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

•           any natural person resident in the United States of America;

•           any partnership or corporation organized or incorporated under the laws of the United States of America;

•           any estate of which any executor or administrator is a U.S. person;

•           any trust of which any trustee is a U.S. person;

•           any agency or branch of a foreign entity located in the United States of America;

•           any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•           any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

•           any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

2.           At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Lender was outside of the United States.

3. The Lender shall not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

4.           The Lender shall, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

5.           The Lender was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

6.           Neither the Lender nor or any person acting on the Lender’s behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Lender and any person acting on the Lender’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Act.

7.           The transactions contemplated by this Agreement have not been pre arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Act.

8.           Neither the Lender nor any person acting on the Lender’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities.  The Lender agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(i)           Information on Company.   The Lender has been furnished with or has had access at the EDGAR Website of the SEC to the Company's reports, including the Form 10-K filed on July 22, 2009 for the fiscal year ended May 31, 2009, and the financial statements included therein, together with all subsequent filings made with the SEC available at the EDGAR website, including the Current Report on Form 8-K regarding the de-registration of the previous auditor for the Company (hereinafter referred to collectively as the "Reports").  In addition, the Lender may have received in writing from the Company such other information concerning its operations, financial condition and other matters as the Lender has requested in writing, , and considered all factors the Lender deems material in deciding on the advisability of investing in the Securities.

4. Legends.  The Notes issued pursuant to the terms hereof shall have endorsed thereon a legend substantially as follows:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

5. General Provisions.

(a) Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.  COMPANY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY CLAIM OR CONTROVERSY RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS NOTE.

(b) Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

If to the Company:
9694 Royal Palm Boulevard Coral Springs, Florida 33069
If to a Lender, to such address set forth opposite such Lender’s name of Schedule I.

(c) Entire Agreement.  Except as otherwise provided herein, this Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d) Amendment.  This Agreement may only be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

(e) Successors and Assigns.  Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(f) Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g) Titles and Subtitles.  The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h) Expenses.  The Company and Lender shall each bear their own expenses incurred with respect to this transaction.

(i) Counterparts.  This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

(j) Counsel.  All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.  Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged by counsel to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement.

[Signature Pages Follow; Remainder of Page Intentionally Omitted]

[COMPANY SIGNATURE PAGES TO PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PASHMINADEPOT.COM, INC.

 By:_________________________________

     Name:

     Title:

[LENDERS SIGNATURE PAGES TO PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

_________________________________

_________________________________

Exhibit 1

Form of Promissory Note

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXCHANGEABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

9% PROMISSORY NOTE

$___________________	as of September __, 2009

FOR VALUE RECEIVED, Pashminadepot.com, Inc., a Florida corporation (the “Maker”), promises to pay to the order of ________________________, or its successors or assigns (the “Holder”), upon the terms set forth below, the principal sum of _____________________________________ Dollars ($____________) plus interest on the unpaid principal sum outstanding at the rate of 9% per annum (this “Note”). Defined terms not otherwise defined herein shall have the meanings ascribed to such terms in that certain purchase agreement of even date herewith among the Maker, the Holder and certain other holders of Notes substantially identical to this Note (the “Purchase Agreement”). The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount and all interest thereon shall be pari passu in right of payment and in all other respects to the other Notes.

1.              Payments.

(a) Unless an Event of Default shall have previously occurred and be continuing or this Note shall be exchanged by the Holder for securities in connection with a Financing (as defined below) pursuant to Section 3, the full amount of principal and accrued interest under this Note shall be due and payable on a date (the “Maturity Date”) that shall be the earlier to occur of: (i) 120 days from the date hereof or (ii) the date the Maker (or any successor in interest to or parent of the Maker or any subsidiary of the Maker or such successor-in-interest or parent) consummates the sale of securities in a single transaction or series of related transactions resulting in gross proceeds of at least $5,000,000 (a “Financing”).

(b) The Maker shall pay interest to the Holder on the aggregate and then outstanding principal amount of this Note at the rate of 9% per annum, payable in arrears on the earlier of (i) the Maturity Date or (ii) acceleration of this Note following an Event of Default pursuant to Section 2.  Interest on this Note shall commence to accrue as of the date of acceptance by the Company of the Purchase Agreement as executed and delivered by the Holder (the “Original Issue Date”).

(c) Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the person or entity in whose name this Note is registered on the records of the Maker regarding registration and transfers of this Note.

(d)           All overdue accrued and unpaid principal and interest to be paid hereunder shall entail a late fee at the rate of 25% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) which will accrue daily, from the date such principal and/or interest is due hereunder through and including the date of payment. Except as otherwise set forth in this Note, the Maker may not prepay any portion of the principal amount of this Note without the 10 business day advance written notice to the Holder.

2.     Events of Default.

(a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal of, or the interest on, this Note, as and when the same shall become due and payable;

(ii) The Maker shall fail to observe or perform any obligation or shall breach any term or provision of this Note and such failure or breach shall not have been remedied within ten business days after the date on which notice of such failure or breach shall have been delivered;

(iii) The Maker shall fail to observe or perform any of its obligations owed to the Holder or any other covenant, agreement, representation or warranty contained in, or otherwise commit any material breach hereunder or in any other agreement executed in connection herewith;

(iv) The Maker shall commence, or there shall be commenced against the Maker a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker, or there is commenced against the Maker any such bankruptcy, insolvency or other proceeding; or the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker suffers any appointment of any custodian or the like for it or any substantial part of its property; or the Maker makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker for the purpose of effecting any of the foregoing; or

(v) The Maker shall default in any of its respective obligations under any other Note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Maker or any subsidiary, whether such indebtedness now exists or shall hereafter be created.

(b) If any Event of Default occurs and shall be continuing, the full principal amount of this Note, together with all accrued interest thereon, shall become, at the Holder’s election, immediately due and payable in cash.

(c) The Holder need not provide and the Maker hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.    Exchange of Note. The Holder of this Note shall, at Maker’s option, exchange any or all of the face amount of the Note, plus any accrued and unpaid interest thereon, into the applicable dollar amount of any other securities issued by the Company in connection with the Financing. Upon such exchange, this Note will be immediately cancelled upon delivery of these securities and the Holder shall receive the securities issued to the investors in the Financing.

4.    Negative Covenants. So long as any portion of this Note is outstanding, the Maker will not directly or indirectly:

(a) Except for Permitted Indebtedness (as defined below), enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b) Except for Permitted Liens (as defined below), enter into, create, incur, assume or suffer to exist any liens or encumbrances of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) amend its charter, bylaws or other organizational documents so as to adversely affect any rights of the Holder;

(d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of securities other then the Notes subject to the prepayment provisions herein;

(e) enter into any agreement with respect to any of the foregoing; or

(f) pay cash dividends or distributions on any equity securities of the Maker.

“Permitted Indebtedness” shall mean either (a) the indebtedness of the Maker existing on the date of issuance and disclosed to Holders, and (b) any indebtedness incurred by the Maker, any subsidiary of the Maker or any parent or successor-in-interest to the Maker in connection with a Financing, (c) any indebtedness the proceeds of which are used to repay the Notes in full after giving of appropriate notice and (d) any indebtedness consented to by holders a majority of the outstanding principal and interest on the Notes, which consent shall be binding upon the Holder.

“Permitted Lien” shall mean the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with generally accepted accounting procedures and (b) liens imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker and its subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien.

5.    No Waiver of the Holder’s Rights. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Holder in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Holder of less than the full amount due and payable hereunder shall in no way limit the right of the Holder to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

6.    Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

7.    Cumulative Rights and Remedies; Usury. The rights and remedies of the Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note, or applicable law (including at equity). The election of the Holder to avail itself of any one or more remedies shall not be a bar to any other available remedies, which the Maker agrees the Holder may take from time to time. If it shall be found that any interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall be reduced to the maximum permitted rate of interest under such law.

8.    Use of Proceeds.  The Maker shall use the proceeds from this Note hereunder as a loan to another company.

9.    Collection Expenses. If the Holder shall commence an action or proceeding to enforce this Note, then the Maker shall reimburse the Holder for its costs of collection and attorneys fees and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10.       Severability. If any provision of this Note is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

11.            Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns. The term “Holder” as used herein, shall also include any endorsee, assignee or other holder of this Note.

12.            Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Holder a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Holder to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

13.            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the laws of New York.

14.            Notice. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given to the Company at its principal place of business and to the Holder to the address in the Purchase Agreement.

15.            Required Notice to the Holder. The Holder is to be immediately notified by the Maker of the existence or occurrence of any Event of Default.

The undersigned has executed this Note as a maker and not as a surety or guarantor or in any other capacity.

PASHMINADEPOT.COM, INC.

By:_______________________________________
     Name:
     Title:

SCHEDULE I

Lenders

Note Number	Original Principal Amount	Date of Issuance	Lender (including address for notices)
1	$______	September __, 2009

2	$_____	September __, 2009